SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                         C U R R E N T   R E P O R T

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                 July 12, 1996
               Date of Report (Date Of Earliest Event Reported)

                       CONCURRENT COMPUTER CORPORATION
          (Exact Name Of Registrant As Specified In Its Charter)

                                  Delaware
                (State Or Other Jurisdiction Of Incorporation)

                   0-13150                           04-2735766
          (Commission File Number)      (IRS Employer Identification No.)

            2101 West Cypress Creek Road, Fort Lauderdale, Florida 33309
          (Address Of Principal Executive Offices)              (Zip Code)

                                 (954) 974-1700
                (Registrant's Telephone Number, including Area Code)

                      2 Crescent Place, Oceanport, New Jersey 07757
            (Former Name Or Former Address, If Changed Since Last Report)


          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                    On June 27, 1996, Concurrent Computer
          Corporation ("Concurrent"), completed its acquisition of the assets of the real-time computer business (the "Real-Time Business") of CyberGuard Corporation ("CyberGuard") (formerly known as Harris Computer Systems Corporation) together with 683,178 shares of newly issued common stock of CyberGuard (the "Purchased CyberGuard Shares") pursuant to a Purchase and Sale Agreement, dated as of March 26, 1996, as amended and restated on May 23, 1996 (the "Purchase and Sale Agreement"), by and between Concurrent and CyberGuard, in exchange for (i) 10,000,000 newly issued shares of common stock of Concurrent, par value $.01 per share (the "Concurrent Common Stock Consideration"); (ii) convertible exchangeable preferred stock of Concurrent (the "Concurrent Preferred Stock") paying a 9% cumulative annual dividend quarterly in arrears with a liquidation preference of $8,200,000; and
          (iii) the assumption by Concurrent of certain liabilities (the "Assumed Liabilities"). The sale of the Real-Time Business and the Purchased CyberGuard Shares in exchange for the Concurrent Common Stock Consideration, the Concurrent Preferred Stock and the assumption by Concurrent of the Assumed Liabilities is referred to herein as the "Transaction." As part of the Transaction, certain ancillary agreements were entered into by Concurrent and CyberGuard upon the closing of the Transaction, including a Share Holding Agreement which contains certain standstill, governance, transfer and registration provisions, and provisions relating to the composition of the Board of Directors of CyberGuard and Concurrent. The Transaction did not include certain liabilities of CyberGuard or those assets and liabilities held by CyberGuard in connection with the development, manufacture and marketing of CyberGuard trusted systems and network security products.

                    A copy of the Purchase and Sale Agreement is incorporated by reference herein as an Exhibit to Concurrent's Schedule 13D, dated July 8, 1996. The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement.
          Capitalized terms which are not otherwise defined herein shall have the meaning set forth in the Purchase and Sale Agreement.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS

               (a)  Financial Statements of Businesses Acquired.

                    The financial statements of the Real-Time
          Business are incorporated herein by reference to the financial information concerning the Real-Time Business set forth in the Joint Proxy Statement for the Special Meetings of Stockholders of Concurrent and CyberGuard (the "Joint Proxy Statement") held on June 26, 1996 which was filed on May 23, 1996, copies of which financial statements are attached as Exhibit 99.1 to this Form 8-K.

               (b)  Pro Forma Financial Information.

                    The pro forma financial information relating to the Transaction is incorporated herein by reference to the financial information concerning the Real-Time Business set forth in the Joint Proxy Statement copies of which financial information is attached as Exhibit 99.2 to this Form 8-K.

               (c) The following exhibits are filed as part of this Form 8-K:

Exhibit
Number               Description                     Method of Filing

2.1        Purchase and Sale Agreement dated    Incorporated by reference
           March 26, 1996 as amended and        to the Exhibits to
           restated on May 23, 1996, between    Concurrent's Schedule 13D,
           Concurrent Computer Corporation      dated July 8, 1996.
           and CyberGuard Corporation
           (formerly known as Harris
           Computer Systems Corporation).

4.1        Certificate of Designation,
           Preferences and Rights of Class B
           Convertible Preferred Stock.

4.2        Share Holding Agreement dated June   Incorporated by reference
           27, 1996 between Concurrent and      to the Exhibits to
           Harris.                              Concurrent's Schedule 13D,
                                                dated July 8, 1996.

4.3        Amendment, dated June 27, 1996, to
           Rights Agreement, dated July 31,
           1992.

23.1       Consent of KPMG Peat Marwick LLP

23.2       Consent of Ernst & Young LLP

99.1*      Financial Statements of CyberGuard
           Corporation

99.2       Unaudited Pro Forma Condensed
           Consolidated Financial Statements

*    Contains certain information concerning CyberGuard.
     CyberGuard is subject to the informational requirements in the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"), to which reference is made for detailed financial and other information regarding CyberGuard. Such reports, proxy statements, and other information can be inspected and copied at the Commission's offices at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2551 and can be inspected and copied at the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006, on which the CyberGuard Common Stock is listed. The Commission does not approve or disapprove or pass upon the accuracy or the adequacy of reports, proxy statements or other information filed with it. Concurrent does not warrant the accuracy or completeness of such reports, proxy statements, or other information nor that there have not occurred events not yet publicly disclosed by CyberGuard which would affect either the accuracy or the completeness of the information concerning CyberGuard included herein.


                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    CONCURRENT COMPUTER CORPORATION

Date:  July 12, 1996

                    By:  /s/ Daniel S. Dunleavy
                       Daniel S. Dunleavy
                       Vice President and Chief Financial Officer


                           EXHIBIT INDEX

Exhibit
Number         Description                        Method of Filing

2.1        Purchase and Sale Agreement dated    Incorporated by reference
           March 26, 1996 as amended and        to the Exhibits to
           restated on May 23, 1996, between    Concurrent's Schedule 13D,
           Concurrent Computer Corporation      dated July 8, 1996.
           ("Concurrent") and CyberGuard
           Corporation (formerly known as
           Harris Computer Systems
           Corporation).

4.1        Certificate of Designation,
           Preferences and Rights of Class B
           Convertible Preferred Stock.

4.2        Share Holding Agreement dated June   Incorporated by reference
           27, 1996 between Concurrent and      to the Exhibits to
           Harris.                              Concurrent's Schedule 13D,
                                                dated July 8, 1996.

4.3        Amendment, dated June 27, 1996, to
           Rights Agreement, dated July 31,
           1992.

23.1       Consent of KPMG Peat Marwick LLP

23.2       Consent of Ernst & Young LLP

99.1*      Financial Statements of CyberGuard
           Corporation

99.2       Unaudited Pro Forma Condensed
           Consolidated Financial Statements

*    Contains certain information concerning CyberGuard.
     CyberGuard is subject to the informational requirements in the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"), to which reference is made for detailed financial and other information regarding CyberGuard. Such reports, proxy statements, and other information can be inspected and copied at the Commission's offices at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2551 and can be inspected and copied at the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006, on which the CyberGuard Common Stock is listed. The Commission does not approve or disapprove or pass upon the accuracy or the adequacy of reports, proxy statements or other information filed with it. Concurrent does not warrant the accuracy or completeness of such reports, proxy statements, or other information nor that there have not occurred events not yet publicly disclosed by CyberGuard which would affect either the accuracy or the completeness of the information concerning CyberGuard included herein.